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                                                                    Exhibit 10-A

                                    AMENDMENT
                    UNIFIRST CORPORATION PROFIT SHARING PLAN

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     WHEREAS, UniFirst Corporation ("UniFirst") sponsors the UniFirst
Corporation Profit Sharing Plan (the "Plan"); and

     WHEREAS, assets of the Plan are held in two trusts, one of which is designated as the Participant-Directed trust and the other as the Trustee-Managed Trust; and

     WHEREAS, the Trustees of the Trustee-Managed Trust (who serve as the Plan Administrator and are hereafter referred to as the "Plan Administrator") are empowered to direct the special Trustee of the Participant-Directed Trust as to the way in which UniFirst Common Stock ("UniFirst Common Stock") held in the Participant-Directed Trust will be voted; and

     WHEREAS, the Plan provides in [Section]10A.11 that the Plan Administrator may establish procedures under which participants and beneficiaries (hereafter collectively referred to as "Participants") may give directions as to the manner in which UniFirst Common Stock held in their accounts in the Participant-Directed Trust will be voted; and

     WHEREAS, on or about July 1, 1995, the Plan will permit Participants to purchase shares of UniFirst Common Stock for their accounts in the Participant-Directed Trust; and

     WHEREAS, the Plan Administrator wishes to adopt an amendment establishing procedures for Participant voting instructions with respect to such securities.

     NOW THEREFORE, the following [Section]10A.12 is added to the Plan, effective July 1, 1995:

10A.12 PARTICIPANT DIRECTION.

     1. The following procedure is implemented pursuant to [Section]10A.11. The procedure applies with respect to all shares of Unifirst Common Stock held by the Participant-Directed Trust during such times as the shares are considered registration-type securities within the meaning of Code [Section]409(e)(2).

2. Whenever an issue arises which calls for a vote of holders of Unifirst Common Stock, each Participant shall be entitled to direct the manner in which the shares allocated to his or her account in the Participant-Directed Trust are to be voted.


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3.   It is intended that the voting procedure be confidential and that the Plan
Administrator, and any and all other persons, not be informed of the names and voting instructions of individual Participants (such information to be kept specifically, but without limitation, from officers, directors, or other employees at UniFirst) and that the Plan Administrator may only have access to the overall results of any vote, with specific information as to the number of affirmative, negative and abstaining votes on any issue. To this end, the Plan Administrator may employ agents (including the Trustee of the Participant-Directed Trust or an agent or affiliate of it) to solicit proxies from Participants, to maintain the results on a confidential basis, and to communicate such results on a confidential basis so that the UniFirst Common Shares in the Participant-Directed Trust may be voted by the Trustee of that Trust accordingly.

4. Participant directions must be provided on proxy cards properly returnable to the designated confidential agent of the Plan Administrator appointed for that purpose. For shares for which no proxy statement is returned by a Participant, it will be deemed that the Participant has directed that the shares are not to be voted.

5. To the extent that the Trustee of the Trustee-Directed Trust votes in accordance with the Participant votes tabulated by the agent of the Plan Administrator, it shall be fully protected and shall be deemed to have acted in accordance with the voting instructions of the Plan Administrator.

6. In the event of a tender offer for the Shares of UniFirst Common Stock, Participants shall be offered comparable confidential rights to accept or reject the tender offer.

     IN WITNESS WHEREOF, this Amendment has been executed on the 27th day of June, 1995.

                                          For the Trustees of
                                          the Trustee-Managed Trust:


                                          Ronald D. Croatti
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                                          Ronald D. Croatti, Trustee




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